Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT
    This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment and Waiver”) dated as of August 2, 2022, is entered into among WARNERMEDIA HOLDINGS, INC. (formerly known as Magallanes, Inc.) (the “Borrower”), WARNER BROS. DISCOVERY, INC. (formerly known as Discovery, Inc.), as a Guarantor (“Discovery”), SCRIPPS NETWORKS INTERACTIVE, INC., as a Guarantor (“Scripps”), DISCOVERY COMMUNICATIONS, LLC, as a Guarantor (“DCL”), the Lenders party hereto constituting the Required Lenders, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) under that certain Credit Agreement dated as of June 4, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, Discovery, Scripps, DCL, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent.

RECITALS:

In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement.
2.    Amendment.
(a)    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:
““Consolidated EBITDA” means, for any Measurement Period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense (other than Film Rights Amortization, but including (x) amortization expense from launch and representation rights and (y) amortization of capitalized fees related to any Permitted Securitization Financing), (iv) expenses related to long term incentive plans of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period, (v) amounts attributable to a minority interest in any Subsidiary of the Borrower held by a Person (other than the Borrower or another Subsidiary of the Borrower) which do not represent a cash item in such period, (vi) amounts attributable to losses in respect of equity interests in unconsolidated Persons which do not represent a cash item in such period, (vii) other non-recurring expenses or losses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and (viii) restructuring costs, charges or expenses of the Borrower and its Subsidiaries for such period, whether or not classified as restructuring costs, charges or expenses under GAAP (including severance costs, integration costs, restructuring costs related to acquisitions and to closure, integration or consolidation of facilities, locations or new product (or new technology) or new services, facilities’ opening costs, team or key employee hirings, establishment of de novo teams, and other business optimization expenses, curtailments or modifications to pension and post-retirement employee benefit plans, retention or completion bonuses and any expense related to any reconstruction, de-commissioning or reconfiguration of fixed assets for alternate use and charges in connection with non-ordinary course product and intellectual property development), provided that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (viii) for such period shall not exceed 15% of Consolidated EBITDA (calculated prior to giving effect to the add back permitted pursuant to this clause (viii)) for such period, plus (b) losses to the extent related to (x) the implementation of direct-to-consumer platforms of

Discovery, the Borrower and their respective subsidiaries and (y) the provision of coverage for the 2020 Summer Olympics by Discovery, the Borrower and their respective subsidiaries; provided that the aggregate amount of add-backs pursuant to the immediately preceding clauses (x) and (y) collectively shall be capped at (1) $750,000,000 for any Measurement Period ending on or after September 30, 2021, through and including June 30, 2022, (2) $500,000,000 for any Measurement Period ending on or after September 30, 2022, through and including June 30, 2023, (3) $250,000,000 for any Measurement Period ending on or after September 30, 2023, through and including June 30, 2024 and (4) $0 thereafter, plus (c) the amount of expense, charge, loss or discount on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Permitted Securitization Financing, and minus (d) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) non-recurring gains of the Borrower and its Subsidiaries increasing such Consolidated Net Income which do not represent a cash item in such period or any future period. Upon and after consummation of the Combination Transactions, all of the foregoing references to Subsidiaries of the Borrower in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries.”
(b)    The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:
““Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments (net of cash or cash equivalents held on the balance sheet of the Borrower and its Subsidiaries in respect of Pre-Funded Acquisition Debt), (b) all purchase money Indebtedness (except as also excluded from clause (d) below), (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (other than (i) commercial letters of credit in an aggregate face amount of not more than $22,500,000 and (ii) surety bonds in an aggregate face amount of not more than $22,500,000), (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, to the extent applicable, net of cash or cash equivalents held on the balance sheet of the Borrower and its Subsidiaries in respect of Pre-Funded Acquisition Debt), (e) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any of its Subsidiaries, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which the Borrower or any of its Subsidiaries is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary; provided, that (x)(i) if the Borrower or any Subsidiary delivers or causes to be delivered an irrevocable repayment or redemption notice that results in Indebtedness in the form of debt securities being due and payable in full not later than 30 days after such repayment or redemption notice has been delivered and deposits cash with or for the benefit of the trustee or holders of such Indebtedness to fund such repayment or redemption in full, then such Indebtedness shall be considered repaid or redeemed (it being understood that if any applicable deposit is returned and the corresponding Indebtedness is not repaid or redeemed, but remains outstanding, such Indebtedness shall no longer be considered repaid or redeemed), and (ii) if the Borrower or any Subsidiary commences a tender offer to repurchase Indebtedness (the “Repurchased Indebtedness”) and will be obligated to repurchase such Indebtedness for payment in full, together with accrued and unpaid interest thereon, after the satisfaction or waiver of any conditions of such tender offer,
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and in connection therewith issues Indebtedness in the form of debt securities (the “New Indebtedness”) the proceeds of which are to be used to repurchase the Repurchased Indebtedness within 30 days of issuance of such New Indebtedness (the “Period”), then to the extent, and solely so long as, the Borrower or any Subsidiary either holds the proceeds of such New Indebtedness in an escrow account with an independent escrow agent or deposits the proceeds of such New Indebtedness with or for the benefit of the trustee or holders of such Repurchased Indebtedness to fund the repurchase of such Repurchased Indebtedness, then, without duplication of any amounts excluded under clause (i) above, the amount of such New Indebtedness shall be deemed for the purpose of this definition to be reduced by the amount of the proceeds thereof that are so held in escrow or with or for the benefit of the trustee or holders of such Repurchased Indebtedness (solely to the extent and for so long as so held, and not for the avoidance of doubt to the extent applied to repurchase the Repurchased Indebtedness or applied for any other purpose other than the repayment of the New Indebtedness); provided, that upon the end of the Period, the deemed reduction of the New Indebtedness described above shall no longer apply and (y) Consolidated Funded Indebtedness shall not include any obligations under or in respect of any Permitted Securitization Financing. Upon and after consummation of the Combination Transactions, all of the foregoing references to Subsidiaries of the Borrower in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries.”
(c)    Section 6.02(a) of the Credit Agreement is hereby amended by inserting “and solely with respect to the period covered by financial statements commencing on April 1, 2022” immediately following the words “or, solely upon and after the consummation of the Combination Transactions”.
(d)    Exhibit D to the Credit Agreement is hereby amended by replacing the first sample paragraph 1 in its entirety with the following:
“1. The Loan Parties have delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of [the Spinoff Business][Discovery] ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section. The Loan Parties have also delivered the year-end unaudited financial statements required by Section 6.01(a) of the Agreement. Such financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of [the Spinoff Business][Discovery] (it being understood that such certification related to the financial statements relates solely to the period covered by such financial statements commencing on April 1, 2022).”
(e)    Exhibit D to the Credit Agreement is hereby amended by replacing the second sample paragraph 1 in its entirety with the following:
“1. The Loan Parties have delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of [the Spinoff Business][Discovery] ended as of the above date. Such consolidated financial statements fairly present the financial condition, results of operations and cash flows of [the Spinoff Business][Discovery] in accordance with GAAP as at such date and for such period (it being understood that such certification related to the financial statements relates solely to the period covered by such financial statements commencing on April 1, 2022), subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of [the Spinoff Business][Discovery].”

3.    Waiver. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Required Lenders party hereto hereby waive any Default or Event of Default arising out of the failure of the Borrower or Discovery, as the case may be, to deliver the Compliance Certificate for the fiscal quarter ended March 31, 2022.
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4.    Conditions to Effectiveness of Amendment and Waiver. This Amendment and Waiver shall become effective upon receipt by the Administrative Agent (or its counsel) of duly executed counterparts hereof that bear the signatures of the Borrower, Discovery, Scripps, DCL and Lenders representing the Required Lenders.
5.    Continuing Effect of the Credit Agreement. This Amendment and Waiver is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment and Waiver, the Credit Agreement (including the Guaranty) remains in full force and effect, and each Loan Party and the Lenders party hereto acknowledge and agree that all of their obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Waiver except to the extent specified herein. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any departure from any term or provision of the Credit Agreement or to any further or future action on the part of any Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect hereto.
6.    Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment and Waiver, each of the Borrower, Discovery, Scripps and DCL represents and warrants to the Administrative Agent and the Lenders as follows:
    (a)    The representations and warranties of each Loan Party contained in Article V of the Credit Agreement (other than Section 5.06 thereof) and in each other Loan Document to which such Loan Party is a party, or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date;
    (b)    This Amendment and Waiver has been duly authorized, executed and delivered by each of the Borrower, Discovery, Scripps and DCL and constitutes a legal, valid and binding obligation of each of the Borrower, Discovery, Scripps and DCL, enforceable against each of the Borrower, Discovery, Scripps and DCL in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
    (c)    As of the date hereof, no Default or Event of Default has occurred and is continuing.
7.    Governing Law; Jurisdiction, Etc. This Amendment and Waiver shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement.
8.     Miscellaneous. The provisions of Sections 11.04 (Expenses; Indemnity; Damage Waiver) (except clause (c) thereof); 11.07 (Treatment of Certain Information; Confidentiality); 11.10 (Counterparts; Integration; Effectiveness); 11.11 (Survival of Representations and Warranties); 11.16 (No Advisory or Fiduciary Responsibility) and 11.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement shall apply with like effect to this Amendment and Waiver. This Amendment and Waiver shall constitute a “Loan Document” for all purposes under the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WARNERMEDIA HOLDINGS, INC.
By:
Name:     Fraser Woodford
                        Title:     Executive Vice President, Treasury and                                 Corporate Finance

WARNER BROS. DISCOVERY, INC.
By:
Name:     Fraser Woodford
Title:     Executive Vice President, Treasury and Corporate Finance

SCRIPPS NETWORKS INTERACTIVE, INC.
By:
Name:     Fraser Woodford
Title:     Executive Vice President, Treasury and Corporate Finance

DISCOVERY COMMUNICATIONS, LLC

By:
Name:     Fraser Woodford
Title:     Executive Vice President, Treasury and Corporate Finance
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

BNP PARIBAS, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

MIZUHO BANK, LTD., as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

ROYAL BANK OF CANADA, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

MUFG BANK, LTD., as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

TRUIST BANK, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

NATIONAL WESTMINSTER BANK PLC, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

ING BANK N.V., DUBLIN BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

SOCIETE GENERALE, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]

THE CHIBA BANK, LTD., NEW YORK BRANCH, as a Lender
By:
Name:
Title:
[Signature Page to Amendment No. 1 to WarnerMedia Holdings, Inc. Credit Agreement]